SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GuideStone Funds

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.	☐

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Real Assets Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

April [    ], 2014

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of the Trust, has approved: (1) the election of Paul H. Dixon, Ed.D. as trustee to the Trust’s Board of Trustees; and (2) revisions to the Trust’s Amended and Restated Trust Instrument and the Trust’s By-Laws relating to (a) GuideStone Financial Resources’ required ownership of shares of the Trust, and (b) requirements for (i) calling meetings of shareholders, (ii) amending the Trust Instrument, (iii) changing the Trust’s investment limitations and each Fund’s investment objectives, policies and restrictions, and (iv) terminating the Trust or a series of the Trust. We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (1-888-984-8433), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

President

GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Real Assets Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

April [    ], 2014

This document is an Information Statement for shareholders of each above-listed series (each a “Fund” or a “Series” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about April 14, 2014 to the shareholders of record of each Fund as of March 31, 2014 (the “Record Date”).

Under the current Amended and Restated Trust Instrument of the Trust (the “Trust Instrument”), GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval. In lieu of a shareholder meeting and in accordance with the Trust’s governing documents, the Trust has obtained the written consent of GuideStone Financial Resources, which is the majority shareholder of the Trust: (1) to elect Paul H. Dixon, Ed.D. to the Board of Trustees (the “Board of Trustees” or “Board”); and (2) to revise the Trust Instrument and the Trust’s By-Laws with regard to (a) GuideStone Financial Resources’ required ownership of shares of the Trust, and (b) requirements for (i) calling meetings of shareholders, (ii) amending the Trust Instrument, (iii) changing the Trust’s investment limitations and each Fund’s investment objectives, policies and restrictions, and (iv) terminating the Trust or a Fund. These changes and Dr. Dixon’s election will become effective on May 1, 2014; however, no corporate actions will be taken pursuant to these measures until at least May 4, 2014.

This Information Statement is provided to you solely for informational purposes. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-98-GUIDE (1-888-984-8433) or by going to our website at www.GuideStoneFunds.org.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date.

I.	All Funds: Election of Trustee to the Board of Trustees

A.	Overview

GuideStone Financial Resources, as majority shareholder of the Trust, has elected Paul H. Dixon, Ed.D. to the Trust’s Board, effective May 1, 2014. Dr. Dixon was nominated on February 28, 2014 by the Nominating Committee of the Board and by the Board to become a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as that term is defined within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Dr. Dixon’s nomination was recommended by GuideStone Financial Resources. The Trust Instrument provides that Dr. Dixon will hold office until his resignation, removal or mandatory retirement.

B.	Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Dr. Dixon, the Board will be comprised of 10 individuals: Thomas G. Evans and James W. Hixson, each of whom is an “interested person” of the Trust as that term is defined in the 1940 Act, and Michael R. Buster, Paul H. Dixon, Ed.D., Carson L. Eddy, William Craig George, Grady R. Hazel, Joseph A. Mack, Franklin R. Morgan and Kyle L. Tucker, each of whom is an Independent Trustee. Mr. Mack serves as Chairman of the Board. During the fiscal year ended December 31, 2013, the Board held five meetings. All of the Trustees who served as such during the previous fiscal year, with the exception of Messrs. Buster, Tucker, Evans and Eddy, attended more than 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Dr. Dixon) of the Trust, their ages, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 – present.	31	Ouachita Baptist University – Board of Trustees Member
Paul H. Dixon, Ed.D. (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2014	Chancellor, Cedarville University, 2003 – present.	31	Golden Gate Baptist Theological Seminary – Board of Trustees Member; Shepherds Ministries – Board of Directors Member
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Retired – Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 – 2013 – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 – 2013.	31	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Chief Credit Officer, CapStone Bank, 2011 – present; Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 – 2011.	31	N/A
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	G400 Field Representative, American Institute of Certified Public Accountants, 2012 – present; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	31	Neighbors Federal Credit Union – Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company – Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired – Director, Office of Public Policy, South Carolina Baptist Convention, 1999 – 2010.	31	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 – May 2003.	31	N/A
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2007 – Present	31	N/A
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	Appraiser, Manager and Owner, Encompass Financial Services, Inc., 1984 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	31	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012.
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	31	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Vice President, Treasurer and Chief Financial Officer, GuideStone Financial Resources, 1995 – present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Vice President and Chief Investment Officer, GuideStone Financial Resources, 1998 – present.	N/A	N/A

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
Ronald C. Dugan, Jr. (1962) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2010	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2013 – present; Director of Global Investment Strategies, GuideStone Financial Resources, 2010 – 2013; Managing Director, Equities, Russell Investments, 2000 – 2010.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Cherika N. Latham (1982) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Legal Officer and Secretary	Since 2013	Assistant Secretary, GuideStone Financial Resources, 2008 – present.	N/A	N/A
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Dr. Dixon):

Joseph A. Mack. Mr. Mack has been the Chairman of the Board of Trustees of the Trust since June 2005 and a member of the Board of Trustees since March 2002. He is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Michael R. Buster. Rev. Buster currently serves as an Executive Pastor at Prestonwood Baptist Church in Plano, Texas and has been a member of the Board of Trustees since 2002. In his capacity as Executive Pastor, Rev. Buster serves as the Chief Operating Officer for this church of over 32,000 members. In addition to multiple high level duties, his responsibilities include overseeing a staff of 600, administering annual operating and capital budgets, long-range planning and real estate acquisitions on behalf of the church. Rev. Buster received a Bachelor Degree in Pastoral Ministries from Ouachita Baptist University and a Masters Degree in Religious Education from Southwestern Theological Seminary.

Paul H. Dixon, Ed.D. Dr. Dixon is the Chancellor of Cedarville University in Cedarville, Ohio. After serving as an evangelist for 14 years, Dr. Dixon became President of Cedarville University in 1978. He served in this position for 25 years and assumed the role of Chancellor in 2003. Dr. Dixon serves as a member of the Board of Trustees for Golden Gate Baptist Theological Seminary and the Board of Directors of Shepherds Ministries. Dr. Dixon is a graduate of

Tennessee Temple University and Temple Baptist Theological Seminary and holds a doctorate in higher education from the University of Cincinnati. Dr. Dixon is also the recipient of an honorary doctor of divinity from the University of Cincinnati, an honorary doctor of law from Liberty University and an honorary doctor of law from Grand Rapids Theological Seminary.

Carson L. Eddy. Mr. Eddy is the former Partner in Charge of the Orlando, Florida office of Carr, Riggs & Ingram, LLC (“CRI”), Certified Public Accountants. At CRI, he was deemed to be a specialist in not-for-profit and service organizations. Mr. Eddy also served as President of Quantum Consulting Group LLC, which specializes in litigation support and forensic accounting services. In this capacity, he had been involved in several fraud and forensic related cases involving, but not limited to, misappropriation of assets, check fraud and payroll fraud. Mr. Eddy has over 40 years of experience in both public and private accounting and is a Certified Public Accountant (“CPA”) and a Certified Fraud Examiner. Mr. Eddy holds a Bachelors of Science degree in Economics from Rollins College.

Thomas G. Evans. Mr. Evans is Appraiser, Manager and Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of the Adviser and currently serves on the Board of Trustees of GuideStone Financial Resources.

William Craig George. Mr. George has been employed with CapStone Bank since 2011 and currently serves as the Chief Credit Officer. In his role with CapStone Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer with SunTrust Bank. He has served on the board of Pregnancy Life Care Center Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from The University of North Carolina – Chapel Hill.

Grady R. Hazel. Mr. Hazel currently serves as a G400 Field Representative for the American Institute of Public Accountants, where he acts as a liaison to CPA firms that have 101 to 400 CPAs. He was previously employed by the Society of Louisiana CPAs as an Executive Director. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Master of Business Administration degree and a Bachelor of Science degree both from Louisiana State University.

James W. Hixson. Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendent. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designs and implements customized financial plans, development of investment models and selection and monitoring of mutual funds and investment strategies. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a Certified Financial Planner (CFP®) and holds the Series 6, 7 and 66 securities registrations.

Board Role in Risk Oversight

The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s chief investment officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s chief compliance officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s chief compliance officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure

The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills

GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees

Currently, the Board has an Audit Committee, Investment Management Committee and Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Tucker and Dr. Dixon (upon commencement of his service on the Board). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent public accounting firm; (2) review and approve the scope of the independent auditor’s audit activity; (3) review the financial statements which are the subject of the independent auditor’s certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2013, there were three meetings of the Audit Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George and Hazel. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser of sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2013, there were four meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Tucker and Dr. Dixon (upon commencement of his service on the Board). The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2013, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Cherika N. Latham, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Dr. Dixon) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Thomas G. Evans	NONE	NONE
James W. Hixson	NONE	NONE
INDEPENDENT TRUSTEES
Michael R. Buster	$1-$10,000 in the Aggressive Allocation Fund Over $100,000 in the Value Equity Fund Over $100,000 in the Growth Equity Fund	Over $100,000
Paul H. Dixon, Ed.D.

$1-$10,000 in the Money Market Fund

$1-$10,000 in the Medium-Duration Bond Fund

Over $100,000 in the Defensive Market Strategies Fund

$50,001-$100,000 in the Equity Index Fund

$50,001-$100,000 in the Real Estate Securities Fund

Over $100,000 in the Value Equity Fund

Over $100,000 in the Growth Equity Fund

$50,001-$100,000 in the Small Cap Equity Fund

$50,001-$100,000 in the International Equity Fund

Over $100,000
Carson L. Eddy	NONE	NONE
William Craig George	NONE	NONE
Grady R. Hazel	NONE	NONE
Joseph A. Mack

$50,001-$100,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

$10,001-$50,000 in the Inflation Protected Bond Fund

$1-$10,000 in the Global Bond Fund

$10,001-$50,000 in the Defensive Market Strategies Fund

$10,001-$50,000 in the Real Assets Fund

$1-$10,000 in the Value Equity Fund

$1-$10,000 in the Growth Equity Fund

$1-$10,000 in the Small Cap Equity Fund

$10,001-$50,000 in the International Equity Fund

Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each class of a Fund, as of the Record Date.

As of December 31, 2013, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or underwriter.

Compensation

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan which offers the GuideStone Funds as investment options. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources. Dr. Dixon is a beneficiary of Cedarville University’s 403(b)(9) Plan which offers the GuideStone Funds as investment options.

II.	All Funds: Amendments to the Trust Instrument and By-Laws of the Trust

A.	Overview

GuideStone Financial Resources, the majority shareholder of each of the Funds, has approved changes to the Trust Instrument and the By-Laws by written consent on March 4, 2014. The revisions relate to (a) GuideStone Financial Resources’ required ownership of shares of the Trust, and (b) requirements for (i) calling meetings of shareholders, (ii) amending the Trust Instrument, (iii) changing the Trust’s investment limitations and each Fund’s investment objectives, policies and restrictions, and (iv) terminating the Trust or a Fund.

B.	Summary of Amendments to the Amended and Restated Trust Instrument

Article IV, Section 3 of the Trust Instrument, which speaks to investments in the trust, is being amended to allow the Trust to accept investments in a Series even if, after such investment, GuideStone Financial Resources would not directly or indirectly control the vote of at least 60% of the outstanding shares of the individual Series. Previously, the Trust was required to refuse to accept an investment that would produce such a result. The amended Section 3 of Article IV requires the Trust to refuse to accept investments in any Series only if, after such investment, GuideStone Financial Resources would not directly or indirectly control the vote of at least 60% of all outstanding shares of the Trust in the aggregate. Article IV, Section 3 is being amended as reflected in the bold and bracketed text below:

Section 3. Investment in the Trust. The Trustees shall accept investments in any Series only from organizations and persons that are eligible to utilize products and services provided or made available through GuideStone Financial Resources. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted in proper form as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares, or (c) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever. The Trust shall refuse to accept any investments in any Series, if, after such investment, GuideStone Financial Resources would not [own] [~~hold~~] with the authority to vote, or indirectly control the vote of, at least 60% of ~~[any Series’ shares]~~ [the Outstanding Shares of the Trust].

Article VI, Section 2 of the Trust Instrument, regarding meetings of Shareholders, is being amended to provide that special meetings of the Shareholders may only be called by the Trustees or by Trustees upon written request of a majority of the outstanding shares of the Trust, and not the majority of the outstanding shares of a Series or class entitled to vote. Article VI, Section 2 is being amended as reflected in the bold and bracketed text below:

Section 2. Meetings of Shareholders. The first Shareholders’ meeting shall be held to elect Trustees at such time and place as the initial Trustees designate. Thereafter, special meetings of the Shareholders of [~~any Series or Class~~] [the Trust] may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning [~~at least fifty percent~~] [a majority] of the Outstanding Shares of [~~such Series or Class entitled to vote]~~ [the Trust]. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered and waiver of notice shall occur according to the provisions of the Trust’s By-laws. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the By-laws.

Article X, Section 2 of the Trust Instrument, concerning the Trust’s investment limitations, is being amended to require the approval by a majority of the outstanding shares of the Trust for any amendment to, repeal of, or adoption of any provision inconsistent with that provision. Article X, Section 2 is being amended as reflected in the bold and bracketed text below:

Section 2. Investment Limitations. [Notwithstanding any other provision of this Trust Instrument,] Trust assets [of any Series shall] [may] not be invested in any company that is publicly recognized (as determined by GuideStone Financial Resources) as being in the liquor, tobacco, gambling, pornography, or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. [~~The foregoing shall be a fundamental policy~~] [Any amendment to, repeal of, or adoption of any provision inconsistent with this Section 2 of Article X shall require the approval of a majority of the Outstanding Shares] of the Trust.

Article X, Section 3 of the Trust Instrument, which speaks to the amendment of investment objectives, policies and restrictions, is being amended to allow changes to the investment objectives, policies and restrictions of the Trust or any Series which are designated as fundamental in the Registration Statement only if approved by a vote of the majority of the outstanding shares of the Trust or such affected Series. Article X, Section 3 is being amended as reflected in the bold and bracketed text below:

Section 3. Amendment of Investment Objectives, Policies and Restrictions. [~~Any~~] [Notwithstanding the applicable voting requirements of the 1940 Act, any] investment objectives, policies and restrictions of the Trust or any Series which are designated as fundamental in the Registration Statement may [not] [only] be changed [~~without the approval~~] [by a vote] of the [~~holders of a~~] majority of the Outstanding Shares [of the Trust or such affected Series]. Any investment objectives, policies or restrictions deemed non-fundamental may be changed by vote of the Board of Trustees.

Article XI, Section 4 of the Trust Instrument, which speaks to the termination of the Trust, is being amended to remove the ability of a majority of the outstanding shares of an affected Series to approve the dissolution of the Series or the conversion or sale of all or substantially all of the assets belonging to the affected Series. Under the amendment, only the majority of the outstanding shares of the Trust, and not an individual Series, may approve of the dissolution of the Trust or a Series. Other additional, non-material changes were made to Section 4 of Article XI. Article XI, Section 4 is being amended as reflected in the bold and bracketed text below:

Section 4. Termination of the Trust [, Series]. (a) This Trust shall have perpetual existence. Subject to approval of the holders of a majority of the Outstanding Shares of the Trust [~~or of each Series to be affected~~], the Trustees may at any time [~~sell and convert~~] [dissolve the Trust or any Series by selling and converting] into money all or substantially all of the assets of the Trust or [assets belonging to] any affected Series.

[~~Upon~~] [Following the dissolution of the Trust or a Series as contemplated in this Section, and upon] making reasonable provision for the payment of all [~~known~~] liabilities of the Trust or [~~any~~] [the] affected Series [, as the case may be, in accordance with Section 3808(e) of the Delaware Act,] the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or [~~any~~] [the] affected Series; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class.

C.	Summary of Amendments to the Trust’s By-Laws

Article IV, Section 2 of the By-Laws, which speaks to special meetings, is being amended to reflect that special meetings of the Shareholders of the Trust may only be called by the Trustees or by the Trustees upon written request of a majority of the outstanding shares of the Trust, and not the majority of the outstanding shares of a Series or class entitled to vote. Article IV, Section 2 of the By-Laws is being amended as reflected in the bold and bracketed text below:

Section 2. Special Meetings. The Secretary shall call a special meeting of Shareholders [~~of any Series or Class~~] whenever ordered by the Trustees.

The Secretary also shall call a special meeting of Shareholders of any Series or Class upon the written request of Shareholders owning [~~at least fifty percent (50%)~~] [a majority] of the Outstanding Shares of [~~such Series or Class entitled to vote at such meeting~~] [the Trust]; provided, that such request shall state the purposes of such meeting and the matters proposed to be acted on. If the Secretary fails for more than thirty [(30)] days to call a special meeting when required to do so, the Trustees or the Shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice.

A special meeting of Shareholders [~~of any Series or Class~~] shall be held at such time and place as is determined by the Trustees and stated in the notice of that meeting.

By Order of the Board of Trustees,

/s/ Cherika N. Latham

Chief Legal Officer and Secretary

April [    ], 2014

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF MARCH 31, 2014

Fund	GS2 Class	GS4 Class
MyDestination 2005 Fund	N/A	8,159,357.983
MyDestination 2015 Fund	N/A	40,946,426.100
MyDestination 2025 Fund	N/A	52,749,533.887
MyDestination 2035 Fund	N/A	28,452,063.960
MyDestination 2045 Fund	N/A	21,247,757.523
MyDestination 2055 Fund	N/A	1,419,742.564
Conservative Allocation Fund	N/A	26,609,742.938
Balanced Allocation Fund	N/A	97,543,483.769
Growth Allocation Fund	N/A	68,092,312.969
Aggressive Allocation Fund	N/A	58,701,584.333
Conservative Allocation Fund I	8,369,122.662	N/A
Balanced Allocation Fund I	35,559,164.432	N/A
Growth Allocation Fund I	21,691,008.495	N/A
Aggressive Allocation Fund I	13,315,117.575	N/A
Money Market Fund	128,481,271.260	1,221,480,144.860
Low-Duration Bond Fund	15,919,911.938	53,400,969.363
Medium-Duration Bond Fund	33,039,576.001	41,456,297.462
Extended-Duration Bond Fund	10,888,123.778	13,330,701.479
Inflation Protected Bond Fund	N/A	27,789,499.444
Global Bond Fund	N/A	36,328,139.394
Flexible Income Fund	N/A	11,221,504.212
Defensive Market Strategies Fund	7,723,318.029	35,850,643.618
Real Assets Fund	N/A	3,824,480.084
Equity Index Fund	8,168,558.429	13,874,547.148
Real Estate Securities Fund	N/A	25,054,244.771
Value Equity Fund	25,370,258.256	51,753,639.898
Growth Equity Fund	18,378,153.388	51,769,215.048
Small Cap Equity Fund	8,084,239.394	26,519,870.647
International Equity Fund	22,437,635.473	75,978,003.247
Emerging Markets Equity Fund	4,897,247.113	26,219,941.270
Global Natural Resources Equity Fund	N/A	27,175,034.504

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,093,303.77	50%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,254,057.06	28%
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	801,773.05	10%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	21,425,091.02	52%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,684,689.92	31%
MyDestination 2015 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,191,244.24	10%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	27,924,325.22	53%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	16,592,222.84	32%
MyDestination 2025 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,885,370.55	9%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	14,336,220.32	50%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	9,671,673.38	34%
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,710,272.55	10%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,602,662.40	45%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	8,665,414.37	41%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,803,344.02	8%
MyDestination 2055 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	494,333.58	35%
MyDestination 2055 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	489,062.55	35%
MyDestination 2055 Fund GS4 Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	243,403.56	17%
MyDestination 2055 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	111,641.54	8%
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	14,601,365.13	55%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	7,209,817.07	27%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	59,480,482.62	61%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	24,721,651.71	25%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	43,368,616.78	64%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	17,960,904.00	26%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	36,651,693.13	62%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,310,254.00	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Aggressive Allocation Fund GS4 Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	4,795,073.02	8%
Money Market Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	245,400,543.66	21%
Money Market Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Reserve Fund PO Box 2190 Dallas, TX 75221-2190	163,178,879.29	14%
Money Market Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	97,119,771.86	8%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond Fund PO Box 2190 Dallas, TX 75221-2190	83,007,286.46	7%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liquidity International Equity Fund PO Box 2190 Dallas, TX 75221-2190	69,113,004.27	6%
Low-Duration Bond Fund GS4 Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	13,578,446.20	25%
Low-Duration Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,364,150.39	21%
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,837,522.78	11%
Low-Duration Bond Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,071,062.08	9%
Low-Duration Bond Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,812,896.04	7%
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,259,780.84	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	14,338,583.84	35%
Medium-Duration Bond Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,347,831.38	15%
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	6,237,873.72	15%
Medium-Duration Bond Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,840,400.01	9%
Medium-Duration Bond Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,713,506.68	9%
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,204,627.19	8%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,185,749.95	31%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,066,080.46	23%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,813,105.97	14%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,386,447.28	10%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	817,646.21	6%
Inflation Protected Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,170,765.51	26%
Inflation Protected Bond Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	4,425,874.30	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Inflation Protected Bond Fund GS4 Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,605,814.72	13%
Inflation Protected Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,620,576.03	9%
Inflation Protected Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,140,236.33	8%
Inflation Protected Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,055,603.84	7%
Inflation Protected Bond Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,748,096.17	6%
Global Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,210,687.87	28%
Global Bond Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,556,327.27	12%
Global Bond Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,662,562.97	10%
Global Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,047,682.50	8%
Global Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,457,052.12	7%
Global Bond Fund GS4 Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,338,147.33	7%
Global Bond Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,998,248.73	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Flexible Income Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,843,919.09	34%
Flexible Income Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,769,468.77	16%
Flexible Income Fund GS4 Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,371,394.06	12%
Flexible Income Fund GS4 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,147,429.50	10%
Flexible Income Fund GS4 Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	692,873.81	6%
Flexible Income Fund GS4 Class	GuideStone Funds Real Assets Fund PO Box 2190 Dallas, TX 75221-2190	631,940.94	6%
Flexible Income Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	602,712.94	5%
Defensive Market Strategies Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,936,134.07	25%
Defensive Market Strategies Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	8,372,480.04	23%
Defensive Market Strategies Fund GS4 Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,033,662.56	20%
Defensive Market Strategies Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,670,565.28	13%
Defensive Market Strategies Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,566,445.01	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund GS4 Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,039,254.42	6%
Real Assets Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,535,131.86	40%
Real Assets Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,074,898.71	28%
Real Assets Fund GS4 Class	GuideStone Financial Resources Endowment Fund PO Box 2190 Dallas, TX 75221-2190	368,602.49	10%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,702,609.46	56%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,103,645.13	30%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,445,524.71	22%
Real Estate Securities Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,622,662.80	14%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,581,257.46	14%
Real Estate Securities Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,506,930.17	14%
Real Estate Securities Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,738,705.65	7%
Value Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,065,075.62	21%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,255,185.41	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,055,737.70	16%
Value Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,494,562.65	11%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,485,030.76	9%
Value Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,154,886.08	6%
Value Equity Fund GS4 Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,771,312.33	5%
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	11,456,283.74	22%
Growth Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,917,644.69	19%
Growth Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,292,194.84	14%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,309,693.39	10%
Growth Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,045,959.50	10%
Growth Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,928,678.09	6%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,990,193.89	38
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,612,743.11	17%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,769,890.98	10%
Small Cap Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,982,783.25	7%
Small Cap Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,396,866.52	5%
International Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	17,667,369.06	23%
International Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,639,366.83	17%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,090,700.42	13%
International Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,691,259.14	11%
International Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	5,337,838.09	7%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,999,355.43	7%
International Equity Fund GS4 Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	4,799,864.29	6%
International Equity Fund GS4 Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	3,802,364.12	5%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,635,469.87	29%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,629,304.03	21%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,791,893.80	14%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,256,618.56	9%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,048,036.17	8%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,640,357.53	6%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,886,817.56	29%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,909,818.32	22%
Global Natural Resources Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	2,414,748.12	9%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,353,966.53	9%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,663,103.03	6%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,657,293.56	6%
Global Natural Resources Equity Fund GS4 Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,339,179.65	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,903,996.82	82%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	955,654.03	11%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	24,331,939.81	68%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,682,774.50	13%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas, TX 75221-2190	4,194,213.79	12%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,356,402.90	89%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,096,410.98	10%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	11,295,867.17	85%
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,698,497.38	13%
Money Market Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	78,143,130.64	60%
Money Market Fund GS2 Class	In Touch Foundation Attn: Celia Gordon – Controller 3836 Dekalb Technology Parkway Atlanta, GA 30340-3604	21,871,253.54	17%
Low-Duration Bond Fund GS2 Class	GuideStone Funds Conservative Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	5,537,915.32	35%
Low-Duration Bond Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	5,308,316.69	33%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,410,349.31	15%
Low-Duration Bond Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,227,765.71	14%
Medium-Duration Bond Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems One Lincoln Street Boston, MA 02111-2901	14,378,920.82	44%
Medium-Duration Bond Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	8,792,067.45	27%
Medium-Duration Bond Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,659,835.34	11%
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,198,402.35	10%
Medium-Duration Bond Fund GS2 Class	The Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago, IL 60675-2956	1,973,468.83	6%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,520,318.19	41%
Extended-Duration Bond Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,199,981.82	29%
Extended-Duration Bond Fund GS2 Class	The Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago, IL 60675-2956	1,412,910.94	13%
Extended-Duration Bond Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,360,129.04	12%
Defensive Market Strategies Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	2,971,824.59	38%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,662,414.52	38%
Defensive Market Strategies Fund GS2 Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	610,144.86	8%
Defensive Market Strategies Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	562,287.54	7%
Defensive Market Strategies Fund GS2 Class	GuideStone Funds Conservative Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	530,483.72	7%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,728,074.75	70%
Equity Index Fund GS2 Class	Wells Fargo Bank NA FBO Campus Crusade for Christ International PO Box 1533 Minneapolis, MN 55479	1,858,738.48	23%
Equity Index Fund GS2 Class	Wells Fargo Bank NA FBO FBO Wycliffe Associates Inc. PO Box 1533 Minneapolis, MN 55480-1533	435,952.93	5%
Value Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	5,035,883.93	20%
Value Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	4,790,766.90	19%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,293,211.82	17%
Value Equity Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems One Lincoln Street Boston, MA 02111-2901	3,735,622.65	15%
Value Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,474,743.96	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	2,090,876.79	8%
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,282,723.45	29%
Growth Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	4,017,484.92	22%
Growth Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,856,099.38	21%
Growth Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,840,224.79	15%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	960,132.88	5%
Growth Equity Fund GS2 Class	The Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago, IL 60675-2956	939,667.30	5%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,940,620.28	49%
Small Cap Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,045,521.60	13%
Small Cap Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	977,576.42	12%
Small Cap Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	732,106.04	9%
International Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	5,006,278.17	22%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 31, 2014 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	4,675,573.14	21%
International Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	3,423,477.75	15%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,085,801.47	14%
International Equity Fund GS2 Class	The Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago, IL 60675-2956	1,725,037.99	8%
International Equity Fund GS2 Class	The Northern Trust Company Trustee FBO Church of the Nazarene Pension Plan 17001 Prairie Star Parkway Lenexa, KS 66220-7900	1,274,441.03	6%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,638,410.22	33%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,576,759.90	32%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,130,693.59	23%
Emerging Markets Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	304,751.80	6%